UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2005

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Radnor Financial Center, Suite A300 150 Radnor Chester Road, Radnor, Pennsylvania	19087-5292
(Address of Principal Executive Offices)	(Zip Code)

(610) 341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)     Dismissal of Independent Registered Public Accounting Firm.

On October 13, 2005, Radnor Holdings Corporation (the “Company”), dismissed KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company effective upon filing by the Company of a Form 10-Q/A for the quarter ended July 1, 2005. The Company’s Audit Committee approved the dismissal.

The independent registered public accountants reports of KPMG on the consolidated financial statements of Radnor Holdings Corporation and subsidiaries as of and for the periods ended December 31, 2004 and December 26, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

KPMG’s report on the consolidated financial statements of Radnor Holdings Corporation and subsidiaries as of and for the year ended December 26, 2003 contained a separate paragraph stating, “As discussed in Note 2 in the consolidated financial statements, the Company changed its accounting for certain equity investments and its accounting for stock-based compensation.”

In connection with the audits of the two fiscal years ended December 31, 2004 and the subsequent interim period through October 19, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in KPMG’s reports.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through October 19, 2005, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. The Company will file a copy of KPMG’s letter with the Securities and Exchange Commission promptly following receipt of such letter.

(b)     Engagement of New Independent Registered Public Accounting Firm.

On October 19, 2005, the Audit Committee of the Company appointed PricewaterhouseCoopers LLP as the Company’s new independent registered public accounting firm. PricewaterhouseCoopers LLP will review the Company’s financial statements for the quarter ended September 30, 2005 and will audit the financial statements for the year ending December 30, 2005. The Company has not consulted with PricewaterhouseCoopers LLP during the two most recent fiscal years ended December 31, 2004 and December 26, 2003 nor during the subsequent interim period ended October 19, 2005 (the date of appointment of PricewaterhouseCoopers LLP) regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or regarding reportable conditions set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

By:	/s/ Michael T. Kennedy
Michael T. Kennedy President and Chief Executive Officer
Dated:	October 19, 2005